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                                                                   EXHIBIT 23.01




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-10315, 333-32951, 333-48451, 333-83715, 333-42202 and 333-81656.



                                        ARTHUR ANDERSEN LLP


Omaha, Nebraska,
March 26, 2002